                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 29, 2008

                    LB-UBS Commercial Mortgage Trust 2008-C1
                       (Exact name of the Issuing Entity)

                   Structured Asset Securities Corporation II
             (Exact name of Registrant as specified in its charter)

         Lehman Brothers Holdings Inc., UBS Real Estate Securities Inc.
                        and KeyBank National Association
       (Exact name of Sponsors as specified in their respective charters)

 Delaware                         333-141638-05         82-0569805
-------------------------------   -------------   ---------------------
  (State or Other Jurisdiction     (Commission        (IRS Employer
of Incorporation of Registrant)    File Number)   Identification No. of
                                                       Registrant)

745 Seventh Avenue, New York, New York        10019
----------------------------------------   ----------
(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code (212) 526-7000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Shell Company Transactions:

     Not applicable.

(d)  Exhibits:

Exhibit No.      Description
-------------    ---------------------------------------------------------------
1.1              Underwriting Agreement dated as of April 17, 2008 between
                 Structured Asset Securities Corporation II as seller, Lehman
                 Brothers Inc., UBS Securities LLC and Banc of America
                 Securities LLC, as underwriters and confirmed and agreed to as to certain sections by each of Lehman Brothers Holdings Inc.
                 and UBS Real Estate Securities Inc. as mortgage loan sellers.

4.1              Pooling and Servicing Agreement dated as of April 11, 2008 between Structured Asset Securities Corporation II as
                 depositor, Wachovia Bank, National Association as master
                 servicer, CWCapital Asset Management LLC as special servicer and LaSalle Bank National Association as trustee.

4.2              Sears Tower Pooling and Servicing Agreement dated as of April
                 11, 2007 between Structured Asset Securities Corporation II as depositor, Wachovia Bank, National Association as master
                 servicer, LNR Partners, Inc. as special servicer and LaSalle
                 Bank National Association as trustee. (1)

----------
(1)  Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K
     (File No. 333-129844-06) filed with the Commission on May 25, 2007

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5.1, 8.1, 23.1   Tax and Legality Opinion of Thacher Proffitt & Wood LLP,
                 together with consent of Thacher Proffitt & Wood LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

99.1             LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
                 April 17, 2008 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.

99.2             UBS/Registrant Mortgage Loan Purchase Agreement dated as of
                 April 17, 2008 between UBS Real Estate Securities Inc. as
                 seller and Structured Asset Securities Corporation II as
                 purchaser.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 13, 2008

                                      STRUCTURED ASSET SECURITIES CORPORATION II

                                      By: /s/ David Nass
                                          --------------------------------------
                                          Name: David Nass
                                          Title: Vice President

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                             LB-UBS 2008-C1 FORM 8-K

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

1.1              Underwriting Agreement dated as of April 17, 2008 between
                 Structured Asset Securities Corporation II as seller, Lehman
                 Brothers Inc., UBS Securities LLC and Banc of America
                 Securities LLC, as underwriters and confirmed and agreed to as to certain sections by each of Lehman Brothers Holdings Inc.
                 and UBS Real Estate Securities Inc. as mortgage loan sellers.

4.1              Pooling and Servicing Agreement dated as of April 11, 2008 between Structured Asset Securities Corporation II as
                 depositor, Wachovia Bank, National Association as master
                 servicer, CWCapital Asset Management LLC as special servicer and LaSalle Bank National Association as trustee.

4.2              Sears Tower Pooling and Servicing Agreement dated as of April
                 11, 2007 between Structured Asset Securities Corporation II as depositor, Wachovia Bank, National Association as master
                 servicer, LNR Partners, Inc. as special servicer and LaSalle
                 Bank National Association as trustee. (1)

5.1, 8.1, 23.1   Tax and Legality Opinion of Thacher Proffitt & Wood LLP,
                 together with consent of Thacher Proffitt & Wood LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

99.1             LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
                 April 17, 2008 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.

99.2             UBS/Registrant Mortgage Loan Purchase Agreement dated as of
                 April 17, 2008 between UBS Real Estate Securities Inc. as
                 seller and Structured Asset Securities Corporation II as
                 purchaser.

----------
(1)  Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K
     (File No. 333-129844-06) filed with the Commission on May 25, 2007

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